UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Dogwood Forest of Acworth Development Project

On December 18, 2012, CNL Healthcare Trust, Inc. (“we” or the “Company”), through our wholly owned subsidiary, CHT Acworth GA Owner, LLC (“CHT Acworth”), acquired from Solomon Holdings IV-Dogwood Acworth, LLC, a subsidiary of Solomon Senior Living, Inc. (“Solomon”), approximately 2.8 acres of land in Acworth, Georgia (the “Acworth Property”), along with certain related personal and intangible property and improvements, for a purchase price of approximately $1.75 million.

The Acworth Property, which is located about 30 miles northwest of the central business district of Atlanta, will be used for the construction and development by the Company of an assisted living and memory care facility to be known as Dogwood Forest of Acworth (the “Dogwood Forest of Acworth Community”). The Dogwood Forest of Acworth Community will consist of a three-story building totaling approximately 85,000 square feet with a total of 92 units, of which 46 units will be designated as memory care units and 46 units will be designated as assisted living units. More specifically, 22 of the memory care units will be for residents in earlier stages of Alzheimer’s disease and 24 will be for residents at a more advanced state and requiring specialized care. The Acworth Property is leased to our wholly owned subsidiary, CHT Acworth GA Tenant Corp. (the “Acworth Tenant”).

Also on December 18, 2012, CHT Acworth and Solomon Development Services – Acworth, LLC, a subsidiary of Solomon (“Solomon Development”) entered into a Development Agreement (the “Development Agreement”) whereby Solomon Development will develop the Dogwood Forest of Acworth Community based upon an estimated construction and lease-up budget of approximately $21.8 million, inclusive of the Acworth Property purchase (the “Acworth Development Budget”). Pursuant to the Development Agreement, Solomon Development will receive for its services a development fee equal to 4% of the adjusted Acworth Development Budget; 50% of which will be held in a holdback account payable upon completion of Dogwood Forest of Acworth Community and the remaining 50% payable in 18 equal installments over the course of construction. If the Dogwood Forest of Acworth Community is developed for less than the Acworth Development Budget, we may retain such savings or use the savings to reduce the principal balance under the Synovus Acworth Loan (as defined and described below). Construction is expected to commence mid-January with an estimated completion date of June 2014. Initial occupancy is expected to commence in July 2014.

Solomon Development and Daniel Needle, a principal of Solomon (“Needle” and together with Solomon Development, the “Development Guarantors”) have each provided guaranties pursuant to which if the completion of the development of the Dogwood Forest of Acworth Community is not substantially completed on schedule, each of the Development Guarantors is obligated to reimburse us for the cost incurred in hiring third parties to complete the project, subject to certain limitations. Cost overruns related to the development of the Dogwood Forest of Acworth Community shall be the responsibility of Solomon Development and Needle, exclusive of costs that are the result of a force majeure event will be reimbursed to the Development Guarantors over time subject to certain conditions.

Also on December 18, 2012, we through a subsidiary, entered into a Management Services Agreement (the “Management Agreement”) with Trinity Lifestyles Management II, LLC, a subsidiary of Solomon (“Trinity Lifestyles”) pursuant to which Trinity Lifestyles will manage the operations of the Dogwood Forest of Acworth Community for a term of ten years with two five-year renewal terms. Pursuant to the terms of the Management Agreement, if certain adjusted net operating income thresholds are met, Trinity Lifestyles will receive (i) a monthly base management fee of 5% of monthly collected revenues of the Dogwood Forest of Acworth Community, and (ii) after the Stabilization Date (as defined below) of the Dogwood Forest of Acworth Community, a quarterly incentive management fee equal to the sum of (a) 50% of each fiscal year’s adjusted net operating income in excess of the first tier threshold of $2.1 million, which threshold is subject to annual increase by the lesser of the Consumer Price Index (“CPI”) and 3% and (b) 20% of each fiscal year’s adjusted net operating income in excess of the second tier threshold of $2.4 million, which threshold is subject to annual increase by the lesser of the CPI and 3%. In no event will the incentive management fee exceed 2% of the aggregate revenues collected in any fiscal year. In the event that adjusted net operating income does not meet certain levels in any year after the Stabilization Date (as defined below), a portion of the base management fee (the “Subordinated Base Management Fee”) will be subject to subordination. Trinity Lifestyles has the ability to recover Subordinated Base Management Fees only within the fiscal year in which the shortfall of net operating income thresholds occurs.

Trinity Lifestyles may terminate the Management Agreement in the event the Acworth Tenant defaults under any material provision of the Management Agreement or in the event of the bankruptcy of the Acworth Tenant. We may terminate the Management Agreement if Trinity Lifestyles (i) breaches any provision of the Management Agreement; (ii) causes the licenses for operation of the Dogwood Forest of Acworth Community to be terminated or revoked resulting in cessation of operations; (iii) has bankruptcy proceedings initiated by or against it; (iv) is required to be terminated by Synovus; or (v) if the Development Agreement is terminated prior to the Opening Date. The Opening Date is the date as of which (a) a certificate of substantial completion has been issued and a final inspection of the construction has been made, (b) a certificate of occupancy has been issued by the appropriate governmental authority, (c) the Dogwood Forest of Acworth Community is fully furnished in accordance with the Development Agreement, and (d) the Dogwood Forest of Acworth Community is fully licensed and open for business as an assisted living facility in Georgia.

Beginning on the earlier of (i) the 37th month following the Opening Date, or (ii) the achievement of certain unit or residency occupancy rates (the “Stabilization Date”), we also have the ability to terminate the Management Agreement upon 90 days’ written notice in the event that adjusted net operating income plus the Subordinated Base Management Fee during any year after the Stabilization Date does not equal or exceed a certain performance threshold, which threshold is subject to annual increase. We may also terminate the Management Agreement at any time following the sixth anniversary of the opening date upon 60 days’ prior written notice and payment of a termination fee to Trinity Lifestyles.

In addition, on December 18, 2012, we, through CHT Acworth, entered into the Promote Interest Agreement with Solomon, pursuant to which at any time after the average occupancy of the Dogwood Forest of Acworth Community is greater than 88% over the preceding six months, but prior to the expiration of six years from occupancy of the first resident of Dogwood Forest of Acworth Community, Solomon may elect to receive a payment based on various percentages of the assumed profit from a deemed sale of the Dogwood Forest of Acworth Community, subject to our achievement of a certain internal rate of return on our investment in the Dogwood Forest of Acworth Community.

Item 2.01 Completion of Acquisition or Disposition of Assets

See the disclosure under Items 1.01 and 2.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the development of the Dogwood Forest of Acworth Community, CHT Acworth and Synovus Bank (“Synovus”) entered into a loan agreement dated December 18, 2012 (the “Loan Agreement”) pursuant to which Synovus will provide financing for the acquisition, the development and construction costs of the Acworth Property and the Dogwood Forest of Acworth

Community in the amount of $15.1 million (the “Synovus Acworth Loan”). An origination fee equal to 0.75% of the loan amount was paid upon the closing of the Synovus Acworth Loan. Prior to any advance under the Acworth Loan (other than a $1,000 advance at closing), we are required to fund approximately $6.5 million in equity.

The Synovus Loan represents 69.5% of the total project budget for development of the Dogwood Forest of Acworth Community. The Synovus Acworth Loan matures on January 1, 2018. Monthly payments of interest only will be made during the first 36 months and monthly payments of principal and interest, based upon a 30-year amortization, made during the last 24 months. During its term, the Synovus Acworth Loan will bear interest at a variable rate equal to 30-Day LIBOR plus 3.2%, adjusted monthly; and payments of accrued interest will be due and payable monthly in arrears.

As a condition of the Synovus Acworth Loan, we will be required to deposit with Synovus a reserve fund of $202,000 (the “Debt Service Reserve Fund”) upon completion of Dogwood Forest of Acworth Community.

The Synovus Acworth Loan is secured by, among other things, (i) a first lien in favor of Synovus on the Dogwood Forest of Acworth Community, (ii) assignment to Synovus of future Dogwood Forest of Acworth Community leases and rents, (iii) assignment to Synovus of the Company’s rights under the Management Agreement; and (iv) establishment of the Debt Service Reserve Fund.

The Synovus Acworth Loan Agreement and related documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties, borrowing conditions and events of default, as well as covenants related to debt service coverage ratios, quarterly debt yield requirements, and average occupancy levels at the Dogwood Forest of Acworth Community.

The project budget for the development of the Dogwood Forest of Acworth Community includes a line item in the amount of approximately $2.2 million to be used to fund operating deficits for the project (the “Budgeted Operating Deficit”). In connection with the Synovus Acworth Loan, on December 18, 2012, we executed a guaranty in favor of Synovus relating to (i) certain recourse obligations of CHT Acworth; (ii) funding of the Debt Service Reserve Fund; and (iii) the payment of any additional operating deficit of the project in excess of the Budget Operating Deficit up to a maximum amount of $1.1 million, should the project Budgeted Operating Deficit be fully advanced by Synovus and should the project fail to achieve and maintain certain occupancy levels and debt service coverage ratios from the quarter 24 months after the opening of Dogwood Forest of Acworth Community through termination of the guaranty (the “Additional Operating Deficit Guaranty”). The Additional Operating Deficit Guaranty will terminate upon the earlier of (i) a $1.1 million reduction in the outstanding principal amount of the Synovus Acworth Loan or (ii) (a) achievement of certain debt service coverage, and (b) achievement of certain occupancy levels.

The transactions contemplated by the Dogwood Forest of Acworth Community development and related agreements and the Synovus Acworth Loan closed on December 18, 2012.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

If applicable, the required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

If applicable, the required pro forma financial information for the transaction described in Item 2.01 above will be filed in accordance with Article 11 under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(c) Not applicable

(d) Exhibits

10.1	Contract For Sale and Purchase made as of November 1, 2006, by and between Needle Development, Inc. (Seller) and Solomon Holdings IV-Dogwood Acworth, LLC (Purchaser) (Filed herewith.)

10.2	Assignment and Assumption Agreement effective as of December 18, 2012, by and among Needle Development, Inc. (Seller), Solomon Holdings IV-Dogwood Acworth, LLC (Assignor) and CHT Acworth GA Owner, LLC (Assignee) (Filed herewith.)

10.3	Development Agreement dated December 18, 2012, by and among Solomon Development Services – Acworth, LLC and CHT Acworth GA Owner, LLC (Filed herewith.)

10.4	Construction Guaranty dated December 18, 2012, made by Solomon Holdings IV-Dogwood Acworth, LLC in favor of CHT Acworth GA Owner, LLC (Filed herewith.)

10.5	Management Services Agreement dated December 18, 2012, by and between Trinity Lifestyles Management II, LLC and CHT Acworth GA Tenant Corp. (Filed herewith.)

10.6	Loan Agreement made as of December 18, 2012, by and between CHT Acworth GA Owner, LLC and Synovus Bank (Filed herewith.)

10.7	Promissory Note in principal amount of $15,073,041 dated December 18, 2012, made by CHT Acworth GA Owner, LLC in favor of Synovus Bank (Filed herewith.)

10.8	Deed to Secure Debt and Security Agreement dated December 18, 2012, by CHT Acworth GA Owner, LLC in favor of Synovus Bank (Filed herewith.)

10.9	Guaranty dated December 18, 2012, given by CNL Healthcare Trust, Inc. f/b/o Synovus Bank (Filed herewith.)

99.1	Press Release dated December 20, 2012 (Filed herewith.)

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our prospectus dated March 12, 2012, our Annual Report on Form 10-K for the year ended December 31, 2011, and other documents filed from time to time with the U.S. Securities and Exchange Commission.

Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2012		CNL HEALTHCARE TRUST, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer